SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                                  LUMENIS LTD.
             (Exact name of registrant as specified in its charter)

             Israel                        0-13012                   N.A.
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       P.O. Box 240, Yokneam, Israel                                20692
(Address of principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code:
                                 972-4-959-9000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

      Exhibit 99.1        Press Release of Lumenis Ltd., dated April 29, 2003.

Item 9.  Regulation FD Disclosure

      On April 29, 2003 Lumenis Ltd. (the "Company") issued a press release announcing the Company's financial results for the quarter ended March 31, 2003. A copy of the press release is furnished with this report as an exhibit to this Form 8-K. The information contained in this report is being furnished pursuant to Item 12 under Item 9 of Form 8-K.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       LUMENIS LTD.


                                       By: /s/ Kevin R. Morano
                                           -------------------------------------
                                           Kevin R. Morano
                                           Executive Vice President and Chief
                                           Financial Officer

Dated: April 29, 2003


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                                Index to Exhibits

Number                  Description
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99.1                    Press Release of Lumenis Ltd., dated April 29, 2003.


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